UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to SECTION 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2016
ASSOCIATED MATERIALS, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-24956	75-1872487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 State Rd., Cuyahoga Falls, Ohio	44223
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (330) 929-1811

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On November 3, 2016, Associated Materials, LLC (the "Company") issued a press release announcing that it and a wholly-owned subsidiary of the Company have commenced a tender offer to purchase for cash any and all of their outstanding 9.125% Senior Secured Notes due 2017. A copy of this press release is filed as Exhibit 99.1 hereto and incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description
99.1	Press release, dated November 3, 2016, of Associated Materials, LLC, entitled "Associated Materials Commences Tender Offer for 9.125% Senior Secured Notes Due 2017".

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED MATERIALS, LLC

Date:	November 3, 2016	By:	/s/Scott F. Stephens
Scott F. Stephens
Executive Vice President and Chief Financial Officer